UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2019

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 6, Chiswick Park
London W4 5HR
United Kingdom
(Address of principal executive offices) (Zip Code)
+44-1604-232425
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.05    Costs Associated with Exit or Disposal Activities.

On January 30, 2019 the Board of Directors (the “Board”) of Avon Products, Inc. (the “Company”) approved actions relating to its previously announced strategic plan to “Open Up Avon.” These actions consist of global headcount reductions relating to operating model changes. These actions are expected to be substantially completed by December 2019.

The Company expects to record total charges related to these actions, and previously approved actions associated with “Open Up Avon” of approximately $ 151 million before taxes. These charges are expected to be comprised primarily of employee-related costs and consulting fees. Substantially all of the charges will result in future cash expenditures. In connection with these actions, the Company expects to realize annualized pre-tax savings of approximately $130 million.

The Board further approved initiatives to simplify the Company’s operations and to reduce inventory. The reset will result in an incremental one-time inventory obsolescence expense of approximately $88 million.

Item 8.01 Other Events.

On January 30, 2019, the Company issued a press release relating to the announcement described in Item 2.05.  The release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release, dated January 30, 2019.

Forward-Looking Statements
Certain statements made in this current report, including expected savings from our restructuring actions, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Risks, uncertainties and other factors exist that may cause results to differ materially from those set forth in these forward-looking statements. These risks and uncertainties include, but are not limited to, the possibility of business disruption, competitive uncertainties, and general economic and business conditions in Avon's markets as well as the other risks detailed in Avon's filings with the Securities and Exchange Commission. Avon undertakes no obligation to update any such forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Ginny Edwards
Name: Ginny Edwards
Title: Vice President and Corporate Secretary

Date: January 30, 2019